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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                           --------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 4, 2008
                           --------------------------

                      INTEGRATED HEALTHCARE HOLDINGS, INC.
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

            NEVADA                                               87-0573331
(State or Other Jurisdiction of                               (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                                     0-23511
                            (Commission File Number)

                            1301 NORTH TUSTIN AVENUE
                           SANTA ANA, CALIFORNIA 92705
               (Address of Principal Executive Offices) (Zip Code)

                                 (714) 953-3503
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)
                           --------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
          APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

      On November 4, 2008, Integrated Healthcare Holdings, Inc. (the "Company") entered into a Resignation Agreement and General Release (the "Agreement") with Mr. Bruce Mogel, President and Chief Executive Officer of the Company. The Agreement provides as follows:

      o Mr. Mogel will serve as President and Chief Executive Officer of the Company through December 31, 2008, at which time he will resign those positions (the "Resignation Date');

      o After December 31, 2008, Mr. Mogel will provide consulting services to the Company, including performing the functions of CEO as requested by the Board of Directors, for a period of up to four (4) months after the Resignation Date (the "Consulting Period");

      o During the Consulting Period, Mr. Mogel will receive a monthly salary equal to the monthly salary he received immediately prior to the Resignation Date;

      o For eight (8) months after the conclusion of the Consulting Period, Mr. Mogel will receive payments of $43,750 per month (less deductions required by law), the sum of which will equal eight (8) months' salary;

      o The Agreement contains other benefits, including without limitation, medical and dental coverage for Mr. Mogel;

      o Mr. Mogel's employment agreement with the Company was terminated as of the Resignation Date;

      o Mr. Mogel will resign from the Boards of Directors of the Company and its subsidiaries effective November 4, 2008; and

      o Mr. Mogel agreed to release and discharge the Company from claims related to his employment with the Company, among other things.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

                                   DESCRIPTION
EXHIBIT
NUMBER

99.1 Resignation Agreement and General Release, dated as of November 4, 2008, by and between the Registrant and Mr. Bruce Mogel

99.2      Press Release dated November 4, 2008





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 7, 2008

                                   INTEGRATED HEALTHCARE HOLDINGS, INC.

                                   By: /s/ Steven R. Blake
                                       -----------------------------------------
                                       Name: Steven R. Blake
                                       Title: Chief Financial Officer